February 20, 2019

REYNDERS, MCVEIGH CORE EQUITY FUND

Institutional Shares (ESGEX)

A Series of Capitol Series Trust

Supplement to Prospectus dated December 9, 2018

The Reynders, McVeigh Core Equity Fund (the “Fund”), a series of Capitol Series Trust, hereby amends the front cover of its Prospectus dated December 9, 2018 to include the following information:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Reynders, McVeigh Core Equity Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-950-6868 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-950-6868. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

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If you have any questions regarding the Fund, please call 1-800-950-6868.

Investors should retain this Supplement for future reference.